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                                                                    EXHIBIT 10.9


                                   AGREEMENT


     This Agreement is made by and between Randy Maslow ("Maslow") and Concentric Network Corporation (the "Company").

     WHEREAS, Maslow is currently a member of the Company's Board of Directors and an employee of the Company;

     WHEREAS, the Company is undertaking an initial public offering of its Common Stock;

     WHEREAS, the Company wishes Maslow to enter into a market standoff agreement with respect to all securities of the Company held by Maslow;

     NOW THEREFORE, in consideration of the mutual promises made herein, the Company and Maslow hereby agree as follows:

     1. Maslow hereby agrees to resign from his position as a member of the Company's Board of Directors, effective no later than immediately prior to the effectiveness of the registration statement filed by the Company in connection with the initial public offering of shares of the Company's Common Stock.

     2. Maslow will remain an employee of the Company, through October 31, 1996 as an advisor to the Board of Directors. Maslow's salary will be paid bi-monthly, in accordance with the Company's usual practice and will be set at an annual rate of $96,000. Other than salary as set forth herein, telecommunication expenses not in excess of $300 per month and travel expenses incurred with the prior approval of the Company or GS Capital Partners, L.P., the Company shall have no obligation to pay any severance or other compensation to Maslow.

     3. Immediately prior to an initial public offering of the equity securities of the Company, Maslow will enter into a market standoff agreement substantially in the form attached hereto as Exhibit A (the "Market Standoff Agreement") with respect to all securities of the Company owned as of the date of the Market Standoff Agreement or acquired thereafter.

     4. The Company agrees that it shall have filed a registration statement on Form S-8 covering such number of shares of Common Stock of the Company underlying options held by Maslow as are eligible for registration on a Form S-8 and that the Company shall use its best efforts to have such registration statement declared effective prior to the termination of the Market Standoff Agreement.
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     5.   The Company agrees to amend the Option Agreements dated March 16,
1994, December 22, 1994, September 2, 1994 and February 21, 1994 between the Company and Maslow to allow for the net exercise of the options granted under such agreements (the "Options"). On the date the Company is able to register securities on Form S-3; upon the request of Maslow, the Company agrees to promptly file a shelf registration on Form S-3 (the "Shelf Registration") relating to the shares of Common Stock of the Company underlying the Options
(i) which cannot be sold pursuant to Rule 701 or are not the subject of an effective Form S-8 registration statement or (ii) which cannot be sold within four months from such date under Rule 144 (or any successor provision) under the Securities Act of 1933, as amended. In the event the Company is required to file or files a Shelf Registration pursuant to the prior sentence, if the Board of Directors of the Company, in its good faith judgment, determines at any time that the filing of the Shelf Registration or the sale of securities pursuant to the Shelf Registration should not be made or continued because it would materially interfere with any material financing, acquisition, corporate reorganization or merger or other transaction involving the Company or any of its subsidiaries (a "Valid Business Reason"), the Company may postpone the filing of the Shelf Registration or the sale of any securities pursuant to the Shelf Registration, and Maslow shall not sell any securities pursuant to the Shelf Registration, until such Valid Business Reason no longer exists, but in no event for more than six months; and the Company shall give written notice of its determination to so postpone and of the fact that the Valid Business Reason for such postponement no longer exists, in each case, promptly after the occurrence thereof.

     6. From the date hereof until the expiration of the Market Standoff Agreement, the Company shall invite Maslow to attend all meetings of the Company's Board of Directors and all meetings of any committee of the Board of Directors, and the Company will provide Maslow copies of all notices of such meetings when and as given to members of the Board of Directors and of such committees and all other written communications when and as given to such members.

     7. This Agreement shall be governed by the laws of the State of California.

     8. This Agreement may be signed in counterpart, and each counterpart shall have the same force and effect as an original and shall constitute an effective, binding agreement on the part of each of the undersigned.

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     IN WITNESS WHEREOF, the parties have executed this Agreement as of this
15th day of February 1996.



                                   CONCENTRIC NETWORK CORPORATION



                                   By:  /s/     Michael Anthofer
                                      ----------------------------------------
                                          Michael Anthofer
                                          Vice President and CFO



                                   By:   /s/ Randy Maslow
                                      ----------------------------------------
                                         Randy Maslow

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